when it comes to choosing
a safe, secure, stable bank
YOU'VE COME TO THE RIGHT PLACE
Over 80 branches in New Jersey

quick business loans
TO GET YOUR CASH FLOWING
Over 80 branches in New Jersey

PROVIDENT FINANCIAL SERVICES, INC.

local loan decisions
FOR LOCAL BUSINESSES
Over 80 branches in New Jersey

we know customers
love our service
BUT PLEASE DON'T KISS OUR TELLERS
Over 80 branches in New Jersey

Sandler O’Neill & Partners East Coast Financial Services Conference November 12, 2009 Exhibit 99.1

Forward Looking Statements
Certain statements contained herein are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934
Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate,"
"anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the
Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Christopher Martin Christopher Martin President & Chief Executive Officer

• NYSE Symbol - PFS
• $6.8 billion in assets
• Headquartered in Jersey City, NJ
• Holding company for The Provident Bank
• 170 years young – Oldest NJ chartered bank
• Converted from mutual form in 2003
• 84 branch locations throughout northern and central NJ
• 2 Loan Production Offices (soon to be 3) in NJ
Corporate Profile

• CEO & CFO – Newly appointed from within in
September 2009
• Senior management team has over 25 years on average
of banking experience with large commercial banks &
thrifts in our primary markets
• Extremely knowledgeable and results-oriented
• Creating culture of accountability and efficiency
• Majority of officers have been with publicly traded
organizations
Executive Leadership Team

Pike
Monroe
Sussex
Passaic
Rockland
Fairfield
Westchester
Warren
Morris
Bergen
Bronx
Essex
New York
Hudson
Queens
Union
Kings
Richmond
Nassau
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Bucks
Montgomery
Philadelphia
Burlington
Ocean
18.7mi
Copyright (C) 2009 SNL Financial LC All rights reserved

PROVIDENT FINANCIAL SERVICES, INC.

Current Retail Franchise 84 Branches in 11 New Jersey Counties

Market Demographics (as of 6/30/09)
County
Market
Rank
Number
of
Branches
Company
Deposits
in Market
($000)
Deposit
Market
Share
(%)
Total
Population
2009
(Actual)
Median
HH
Income
2009
($)
Middlesex 5 24 1,516,296 7.18 795,633 79,468
Hudson 3 16 977,600 4.41 614,738 52,390
Morris 9 11 666,472 4.20 497,099 104,797
Essex 13 6 440,120 2.21 792,345 56,140
Monmouth 9 10 429,914 2.54 646,088 83,164
Bergen 26 3 202,340 0.55 910,698 84,586
Somerset 9 5 184,260 2.29 330,637 102,357
Ocean 12 4 168,594 1.33 575,822 60,787
Union 24 3 96,876 0.61 532,432 73,694
Mercer 20 1 47,160 0.19 370,793 75,668
NJ Totals 83 4,729,632 6,566,381
Source:  FDIC -Summary of Deposit & SNL

• Challenge - Increase revenue in difficult environment
• Created two new lending teams - Middle Market &
Business Banking
• SBA Initiative
• Reduce marginally accretive asset classes
• Expand non-interest income with concentration on
Wealth Management
• Aggressively manage credit quality
• Branch rationalization
Focused on Effective Strategic Plan

Asset Composition
25.0%
3.0%
5.3%
0.1%
1.1%
2.9%
62.6%
Total cash & cash
equivalents
Total investments
Net loans
Foreclosed assets
Premises &
equipment
Intangible assets
Other assets
18.5%
68.4%
7.9%
1.0%
0.1%
1.1%
3.0%
9/30/09
9/30/09
12/31/08
12/31/08

Loan Composition (as of 9/30/09)
35%
11%
3%
18%
28%
5%
Net total of $7.5MM representing premiums, discounts & deferred fees, has not been included in the outstanding loan totals
LOAN CATEGORY
RESIDENTIAL (1ST LIENS) 1,523,916
HE/HELOC 486,301
OTHER CONSUMER 107,431
COMMERCIAL LOANS 770,878
COMMERCIAL RE 1,207,994
CONSTRUCTION 217,275
$ OUTSTANDING
(In Thousands)
Total Loans = $4,314 MM
Total Loans = $4,314 MM

CRE Portfolio Composition (as of 9/30/09)
6%
15%
4%
10%
17%
18%
1%
26%
3%
PROPERTY TYPE
HOTEL 72,728
INDUSTRY 183,361
LAND 52,131
MIXED 126,613
MULTI FAMILY 205,503
OFFICE 216,944
RESIDENTIAL 10,999
RETAIL 309,122
SPECIAL USE PROPERTY 31,531
$ OUTSTANDING
(In Thousands)
Total CRE Loans = $1,209 MM
Total CRE Loans = $1,209 MM

Construction Loan Composition (as of 9/30/09)
Total Construction Loans = $217 MM
Total Construction Loans = $217 MM
Construction loan balance does not reflect unfunded commitments of $87MM.
No loans located outside of NJ/NY/PA
25.3%
48.8%
0.5%
14.7%
4.6%
3.7%
2.3%
Primary Property Type
Residential "For Sale" 54,476
MultiFamily "For Rent" 106,438
Retail 1,328
Office 32,021
Industrial 10,004
Specialty 7,942
Residential "Owner Occupied" 5,066
$ OUTSTANDING
(In Thousands)

Asset Quality (as of 9/30/09)
PFS PEER
Non-performing Loans/Loans (%) 1.81 1.95
Loan Loss Reserves/ Loans (%) 1.29 1.42
Loan Loss Reserves/ Non-performing Loans (%) 71.24 97.80
Net Charge-offs / Avg Loans (%) 0.25 0.77
Non-Performing Assets / Assets (%) 1.25 1.53
Source:  SNL
Peer Group:  Valley National Bancorp, National Penn Bancshares, Inc., First Niagara Financial Group, Inc., F.N.B. Corporation, NewAlliance Bancshares, Inc., United Bankshares, Inc.,
Signature Bank, Investors Bancorp, Inc. (MHC),Northwest Bancorp, Inc. (MHC), First Commonwealth Financial Corporation, Harleysville National Corporation, NBT Bancorp Inc., WesBanco,
Inc., Community Bank System, Inc., S&T Bancorp, Inc., Dime Community Bancshares, Inc., Beneficial Mutual Bancorp, Inc. (MHC), Flushing Financial Corporation, Sun Bancorp, Inc.

0.72
0.99
0.89
1.38
1.56
1.59
1.97

PROVIDENT FINANCIAL SERVICES, INC.

NPAs & 90> day Delinquencies / Loans & REO (%)
Source:  SNL
0.83
0.90
1.10
1.34
1.62
2.00
2.35
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2008Q1 2008Q2 2008Q3 2008Q4 2009Q1 2009Q2 2009Q3
0.00
0.50
1.00
1.50
2.00
2.50
OTHER ASSETS OWNED
CONSUMER LOANS
COMMERCIAL LOANS
CONSTRUCTION LOANS
COMMERCIAL REAL ESTATE
LOANS
1-4 FAMILY FIRST
MORTGAGES
PEER
Peer Group:  Valley National Bancorp, National Penn Bancshares, Inc., First Niagara Financial Group, Inc., F.N.B. Corporation, NewAlliance Bancshares, Inc., United Bankshares, Inc.,
Signature Bank, Investors Bancorp, Inc. (MHC),Northwest Bancorp, Inc. (MHC), First Commonwealth Financial Corporation, Harleysville National Corporation, NBT Bancorp Inc., WesBanco,
Inc., Community Bank System, Inc., S&T Bancorp, Inc., Dime Community Bancshares, Inc., Beneficial Mutual Bancorp, Inc. (MHC), Flushing Financial Corporation, Sun Bancorp, Inc.

Investment Securities (as of 9/30/09)
Investment Portfolio Summary
27%
1%
14%
31%
1%
9%
17%
Aaa Aa1 Aa3 Baa1 Ba2 B1 Caa1
65% 8% 6% 3% 5% 4% 9%
Aa1 Aa2 A1 A2 A3 Baa1 Baa3
8% 25% 8% 48% 5% 3 3
Aaa Aa1 Aa2 Aa3 A1 A2 A3 Baa1 Baa2 NR
3% 3% 32% 27% 9% 9% 9% 5% 2% 2%
Municipal
Corporate Notes
Private Label CMO
US Agencies 224,618 $
Agency MBS 458,677 $
Agency CMO 522,432 $
Private Label CMO 144,213 $
Corporate Notes 19,032 $
Municipal 276,854 $
Equity 9,144 $
Amortized Cost
(In Thousands)

Deposit Composition
CDs
32%
MMA
17%
Muni
10%
NOW
14%
NIB
9%
Savings
18%
9/30/09
9/30/09
12/31/08
12/31/08
Total Cost of Deposits: 1.91%
Total Cost of Deposits: 1.91%
Total Cost of Deposits: 1.51%
Total Cost of Deposits: 1.51%
MMA
18%
Savings
21%
CDs
35%
NOW
13%
NIB
9%
Muni
4%

Deposit Growth
Average Deposit Balances
(In Thousands)
Checking
$427,545 $440,011 $459,330 $537,471 $625,318
Savings
$916,391 $877,186 $867,822 $881,064 $878,129
MMDA
$686,975 $709,853 $717,283 $749,998 $782,856
Municipal
$158,026 $185,483 $226,145 $261,484 $406,658
NIB
$459,734 $454,421 $455,524 $471,408 $474,436
Time
$1,473,159 $1,492,289 $1,579,931 $1,678,449 $1,612,891
9/30/08 12/31/08 3/31/09 6/30/09 9/30/09
$4,121,831
$4,159,243
$4,306,036
$4,579,874
$4,780,288

Time Deposit Maturities (as of 9/30/09)
(In Thousands)
Time Deposit Maturities
$497,006 $856,411 $72,316 $47,040 $146,254
2009 2010 2011 2012 Thereafter
2.57%*
2.29%*
3.46%*
3.88%*
3.64%*
*Weighted Average Cost

Borrowings (as of 9/30/09)
(In Thousands)
FHLB
$47,400 $219,827 $213,511 $9,100 $79,324
Others $-   $103,239 $67,000 $45,000 $125,000
2009 2010 2011 2012 Thereafter
4.23%*
4.07%*
3.81%*
3.76%*
3.22%*
*Weighted Average Cost

Capital (as of 9/30/09)
The Company continues to exceed all regulatory requirements and
The Company continues to exceed all regulatory requirements and is “well capitalized.”
is “well capitalized.”
Amount Ratio Amount Ratio
254,812 $ 4.00% 515,898 $ 8.10%
167,565 $ 4.00% 515,898 $ 12.32%
Regulatory Tier 1 leverage capital
Tier 1 risk-based capital
Total risk-based capital 335,131 $ 8.00% 568,304 $ 13.57%
REQUIRED ACTUAL
(Dollars in thousands)

Thomas M. Lyons Thomas M. Lyons Senior Vice President & Chief Financial Officer

Financial Highlights
(Dollars in thousands)
BALANCE SHEET: 9/30/09 12/31/08
Total assets $6,816,309 $6,548,748
Total loans 4,321,364 4,526,748
Total deposits 4,875,211 4,226,336
Total investments 1,706,657 1,210,646
Total borrowed funds 1,004,623 1,247,681
Total stockholders' equity 882,620 1,018,590

Financial Highlights
(Dollars in thousands except
Earnings per Share)
INCOME STATEMENT: 9/30/09* 9/30/08
Operating Income * $23,904 $34,209
Operating Diluted Earnings per Share $0.43 $0.61
Operating ROAE 3.46% 4.53%
Operating ROAA 0.48% 0.72%
Net Interest Margin 3.02% 3.08%
Operating Efficiency Ratio 68.50% 64.66%
Nine Months Ended
*Excludes impact of goodwill impairment charge

Return on Average Assets
(8.79)
0.86
0.89
0.56
0.65
0.68
0.82
0.46
0.52
0.39
0.73
0.18
0.35
(0.61)
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
PFS Peer
Source:  SNL
Peer Group:  Valley National Bancorp, National Penn Bancshares, Inc., First Niagara Financial Group, Inc., F.N.B. Corporation, NewAlliance Bancshares, Inc., United Bankshares, Inc.,
Signature Bank, Investors Bancorp, Inc. (MHC),Northwest Bancorp, Inc. (MHC), First Commonwealth Financial Corporation, Harleysville National Corporation, NBT Bancorp Inc., WesBanco,
Inc., Community Bank System, Inc., S&T Bancorp, Inc., Dime Community Bancshares, Inc., Beneficial Mutual Bancorp, Inc. (MHC), Flushing Financial Corporation, Sun Bancorp, Inc.

Net Interest Rate Margin 2.87% 3.10% 3.20% 3.10% 2.96% 3.01% 3.27% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09

Cost of Funds
3.14
2.74
2.55
2.47
2.39
2.27
2.07
3.02
2.60
2.52
2.42
2.16
1.98
1.83
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
PFS Peer
Source:  SNL
Peer Group:  Valley National Bancorp, National Penn Bancshares, Inc., First Niagara Financial Group, Inc., F.N.B. Corporation, NewAlliance Bancshares, Inc., United Bankshares, Inc.,
Signature Bank, Investors Bancorp, Inc. (MHC),Northwest Bancorp, Inc. (MHC), First Commonwealth Financial Corporation, Harleysville National Corporation, NBT Bancorp Inc., WesBanco,
Inc., Community Bank System, Inc., S&T Bancorp, Inc., Dime Community Bancshares, Inc., Beneficial Mutual Bancorp, Inc. (MHC), Flushing Financial Corporation, Sun Bancorp, Inc.

(In Thousands)

PROVIDENT FINANCIAL SERVICES, INC.

Pre-Provision Net Interest Income $39,189 $42,569 $45,351 $44,960 $43,931 $43,165 $45,310 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09

Net Operating Exp / Avg Assets (%)
1.60
1.54
1.53
1.55
1.36
1.60
1.48
1.46
1.48
1.46
1.35
1.37
1.40
1.42
3Q09 2Q09 1Q09 4Q08 3Q08 2Q08 1Q08
PFS Peer
Source:  SNL
(Total noninterest expense - (foreclosed property
expense + amortization of intangibles expense +
total noninterest income)) as a percentage of average
assets. (Annualized)
Peer Group:  Valley National Bancorp, National Penn Bancshares, Inc., First Niagara Financial Group, Inc., F.N.B. Corporation, NewAlliance Bancshares, Inc., United Bankshares, Inc.,
Signature Bank, Investors Bancorp, Inc. (MHC),Northwest Bancorp, Inc. (MHC), First Commonwealth Financial Corporation, Harleysville National Corporation, NBT Bancorp Inc., WesBanco,
Inc., Community Bank System, Inc., S&T Bancorp, Inc., Dime Community Bancshares, Inc., Beneficial Mutual Bancorp, Inc. (MHC), Flushing Financial Corporation, Sun Bancorp, Inc.

NPAs / Assets (%)
1.25
1.04
0.60
0.42
1.53
1.26
0.68
0.54
0.48
1.05
0.96
0.47
1.04
0.83
3Q09 2Q09 1Q09 4Q08 3Q08 2Q08 1Q08
PFS Peer
Source:  SNL
Peer Group:  Valley National Bancorp, National Penn Bancshares, Inc., First Niagara Financial Group, Inc., F.N.B. Corporation, NewAlliance Bancshares, Inc., United Bankshares, Inc.,
Signature Bank, Investors Bancorp, Inc. (MHC),Northwest Bancorp, Inc. (MHC), First Commonwealth Financial Corporation, Harleysville National Corporation, NBT Bancorp Inc., WesBanco,
Inc., Community Bank System, Inc., S&T Bancorp, Inc., Dime Community Bancshares, Inc., Beneficial Mutual Bancorp, Inc. (MHC), Flushing Financial Corporation, Sun Bancorp, Inc.

Funding and Liquidity
• Core deposits represented 66.8% of total deposits at
9/30/09
• Loan to deposit ratio was 88.6% at 9/30/09
• Virtual branch as a viable liquidity channel
• FHLB borrowing capacity
• Securitization of residential portfolio

2003 Q2
2003 Q3
2003 Q4
2004 Q1
2004 Q2
2004 Q3
2004 Q4
2005 Q1
2005 Q2
2005 Q3
2005 Q4
2006 Q1
2006 Q2
2006 Q3
2006 Q4
2007 Q1
2007 Q2
2007 Q3
2007 Q4
2008 Q1
2008 Q2
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3

PROVIDENT FINANCIAL SERVICES, INC.

Quarterly Cash Dividend since IPO 0.00 0.02 0.04 0.06 0.08 0.10 0.12 Current Dividend Yield = 4.21%

• Expanding relationships while regional and national
banks remain dislocated
• Process improvements to achieve efficiency target and
achieve Line of Business profitability targets
• Continue to rationalize branch locations
• Improve net interest income in conjunction with
minimizing risk
• Safeguard capital when assessing opportunities
• Business Case Justification for all future initiatives
Looking
Forward
Clear Strategy and Effective Execution

Objectives
Increase awareness of wealth
management services offered
• Asset Allocation
• Trust and Fiduciary services
• Estate services
• Financial Planning
• Family Office services
Increase acquisition speed of new
clients
• Investment management accounts are
easier and faster to move as
compared to trust accounts
Increase number of potential clients
• More people have investment management
accounts than trusts
Improve mix of types of clients and
services offered
• Individuals with investable assets of $1 to
$5 million
• Municipalities with short-term fixed income
management needs
• Corporate entities with small-to-medium-
sized 401k plans
33
Transition to
Wealth Management

Transition to
Wealth Management
Initiatives
Systems
• Upgraded trading platform
• Added financial planning platform
Staff
• Restructured into functional teams
designed to meet clients needs
• Added dedicated investment
management team
• Added sales staff
• Added dedicated compliance staff
Marketing
• Launching media campaign
• Re-design of web pages
• Re-branded division
Sales
• Re-engineering sales process
• Enriched sales incentive program
• Increased emphasis on cross-selling
among other divisions within Provident
Investment Management
• Built asset-allocation models that are
focused on risk adjusted returns
34

Sandler O’Neill & Partners East Coast Financial Services Conference November 12, 2009